UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2013

AMERICAN CORDILLERA MINING CORPORATION

(Exact name of small business issuer as specified in its charter)

Commission File Number: 000-50738

Nevada	91-1959986
(State or jurisdiction of Incorporation or organization)	(I.R.S Employer I.D No.)

1314 S. Grand Blvd, Ste. 2-250, Spokane, WA 99202

(Address of principal executive offices)

(509) 744-8590
(Issuer’s telephone number)

___________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Item 1.01.  Entry into a Material Definitive Agreements.

On November 4, 2013, American Cordillera Mining Corporation “(AMCOR”) entered into a Letter Agreement with Kent Exploration, Inc., a British Columbia corporation (“KENT’) whereby AMCOR agreed to grant an exclusive option to KENT to earn an 80% interest in all of the right, title and interest of AMCOR with respect to a mining lease concerning 3 patented and 10 unpatented mining claims (the “Mining Lease”) related to the Bayhorse Property ("Property") located in Baker County, Oregon.  AMCOR granted to KENT the option to earn an 80% legal and beneficial interest in the Mining Lease related to the Property, in accordance with the certain terms and conditions.  The Option shall be subject to the approval of the board of directors of KENT and the acceptance of the Toronto Stock Exchange, which shall be obtained by KENT on or before November 30, 2013. The effective date of the Option shall be the date that is five (5) business days following the date of Exchange acceptance.  In order to exercise the Option, KENT shall; 1) pay $25,000 to AMCOR on the date the Option is exercised; 2) issue 1,500,000 common shares of KENT to AMCOR over a two year period; and 3) incur not less than $1,500,000 of exploration expenditures on the Property over a five year period.

The claims cover the Bayhorse Silver mines which was intermittent historic producer between the early 1920’s and late 1984 when the prices of silver dropped below $6.00 an ounce.  At such time as KENT expends $1.5 million in exploration and development it will earn an 80% ownership interest in the leasehold.  AMCOR’s interest shall be a Carried Interest until such time as a Definitive Feasibility Study has been produced or a Decision to Mine has been made by KENT.

Item 7.01.  Regulation FD Disclosure

On November 12, 2013, AMCOR issued a press release announcing a Letter Agreement related to a definitive option and joint venture agreement with Kent Exploration, Inc.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Exhibits.  Financial Statements and Exhibits

(c)	Exhibits

10.1	Letter Agreement related to an Option and Joint Venture Agreement between AMCOR and Kent Exploration, Inc. dated November 4, 2013

99.1	Press Release issued Wednesday, November 12, 2013 by AMCOR * * This exhibit is intended to be furnished and shall not be deemed "filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CORDILLERA MINING CORPORATION (Registrant)

Date: November 13, 2013	By:	/s/ Frank H. Blair
Frank H. Blair President and CEO